SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 3, 2000
                                        ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


      1-3950                                               38-0549190
      ------                                               ----------
(Commission File Number)                       (IRS Employer Identification No.)


One American Road, Dearborn,  Michigan                                  48126
--------------------------------------                                  -----
(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Ford's North American Production and Overseas Sales schedule dated October 3, 2000, filed as Exhibit 99 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation         Description                        Method of Filing
-----------         -----------                        ----------------

Exhibit 99          North American Production and
                    Overseas Sales schedule dated
                    October 3, 2000                    Filed with this Report



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                          FORD MOTOR COMPANY
                                          ------------------
                                          (Registrant)


Date:  October 4, 2000                    By: /s/Peter Sherry, Jr.
                                              --------------------
                                                 Peter Sherry, Jr.
                                                 Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 99                 North American Production and
                           Overseas Sales schedule dated
                           October 3, 2000